EXHIBIT 99.1
DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
COMBINED BALANCE SHEETS
(unaudited, in thousands)

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$—	$—
Prepaid assets	63	102
Total current assets	63	102
Property, plant and equipment, net	15,922	16,088
Total assets	$15,985	$16,190
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$122	$427
Accrued construction in progress	—	39
Accrued liabilities	25	11
Total current liabilities	147	477

Commitments and contingencies (Note 6)

Equity:
Net investment	15,838	15,713
Total liabilities and equity	$15,985	$16,190

See notes to the financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
COMBINED STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014

Revenues
Affiliate revenues	$2,281	$2,182

Costs and expenses:
Operating and maintenance expenses	953	842
General and administrative expenses	99	104
Depreciation and amortization expense	186	185
Total costs and expenses	1,238	1,131

Income from operations	1,043	1,051

Interest income	10	2
Net income	$1,053	$1,053

See notes to the financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
COMBINED STATEMENTS OF CHANGES IN NET INVESTMENT
(unaudited, in thousands)

Balance, January 1, 2014	$15,967
Net income	4,550
Distributions	(4,804)
Balance, December 31, 2014	$15,713

Balance, January 1, 2015	15,713
Net income	1,053
Distributions	(928)
Balance, March 31, 2015	$15,838

See notes to the financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
COMBINED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$1,053	$1,053
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	186	185
Changes in operating assets and liabilities:
Prepaid assets	39	40
Accounts payable	(305)	(194)
Accrued expenses	14	(63)
Net cash provided by operations	987	1,021

Cash flows from investing activities:
Expenditures for property, plant and equipment	(59)	(62)
Net cash used in investing activities	(59)	(62)

Cash flows from financing activities:
Parent Distributions	(928)	(1,024)
Net cash used in financing activities	(928)	(1,024)

Net increase (decrease) in cash and equivalents	—	(65)
Cash and equivalents, beginning of period	—	75
Cash and equivalents, end of period	$—	$10

See notes to the financial statements.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
NOTES TO COMBINED FINANCIAL STATEMENTS
(unaudited, in thousands, except barrel data)

1. BUSINESS AND BASIS OF PRESENTATION
Description of the Business
Delaware Pipeline Company LLC ("Delaware City Products Pipeline") is a wholly-owned subsidiary of PBF Holding Company LLC ("PBF Holding"), whose sole operating asset is the Delaware City Products Pipeline. The Delaware City Products Pipeline consists of a 23.4 mile, 16-inch interstate petroleum products pipeline with capacity in excess of 125,000 barrel per day ("bpd") located at PBF Holding's Delaware City, Delaware refinery ("DCR"). The pipeline transports refined petroleum products from the Delaware City refinery to Sunoco Logistics Partners, L.P.’s ("Sunoco Logistics") Twin Oaks pump station at Delaware County, PA, with connections to Buckeye Partners, L.P.’s ("Buckeye") Laurel pipeline and Sunoco Logistics’ northeast pipeline systems that serve Western Pennsylvania and New York.
Delaware City Truck Rack is owned by Delaware City Refining Company LLC, a wholly-owned subsidiary of PBF Holding, and located at the DCR. The Delaware City Truck Rack consists of a 15-lane, 76,000 bpd capacity truck loading rack utilized to distribute gasoline and distillates. Delaware City Products Pipeline and Delaware City Truck Rack are collectively referred to as the "Delaware City Products Pipeline and Truck Rack."
PBF Holding is the owner of all crude oil, refined products and intermediates handled at the Delaware City Products Pipeline and Truck Rack. The Delaware City Truck Rack assets currently do not generate third-party or intra-entity revenue.
PBF Holding is a wholly-owned subsidiary of PBF Energy Company LLC (“PBF LLC”). PBF Energy Inc. ("PBF Energy") is the managing member of PBF LLC, which is the sole member of PBF Holding. As a result, PBF Energy controls all of the business and affairs of PBF LLC and PBF Holding.
On May 5, 2015, PBF Logistics LP ("PBFX" or the "Partnership") entered into a Contribution Agreement (the "Contribution Agreement") with PBF LLC to acquire the Delaware City Products Pipeline and Truck Rack from PBF LLC for total consideration of $143,000, consisting of $112,500 in cash and $30,500 in PBFX common units (the "Acquisition"). The Acquisition closed on May 14, 2015 (the "Effective Date"). PBFX is a Delaware limited partnership formed in February 2013. PBF Logistics GP LLC (“PBF GP”) serves as the general partner of PBFX. PBF GP is wholly-owned by PBF LLC.
Basis of Presentation
The accompanying financial statements and related notes present the combined financial position, results of operations, cash flows and net investment of Delaware City Products Pipeline and Truck Rack. The combined financial statements include all of the accounts of Delaware City Products Pipeline and Truck Rack, and certain costs allocated by subsidiaries of PBF Energy. All intercompany transactions have been eliminated. The accompanying financial statements have been prepared from the separate records maintained by subsidiaries of PBF Energy and may not necessarily be indicative of the conditions that would have existed or the results of operations if Delaware City Products Pipeline and Truck Rack was operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate expenses applicable to PBF Energy as a whole.
Subsequent events have been evaluated through the date these financial statements were issued. Any material subsequent events that occurred during this time have been properly recognized or disclosed in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosures. Actual results could differ from those estimates.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
NOTES TO COMBINED FINANCIAL STATEMENTS
(unaudited, in thousands, except barrel data)

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, and short-term investments with original maturities of three months or less. The carrying amount of the cash equivalents approximates fair value due to the short-term maturity of those instruments.

Concentrations of Credit Risk
For the three months ended March 31, 2015 and 2014, PBF Holding accounted for 100% of the Delaware City Products Pipeline and Truck Rack's revenues, respectively.

Revenue Recognition
Delaware City Products Pipeline generates revenue by charging fees for transporting refined products. Revenues are recognized as refined products are transported through its pipelines.
Effective November 1, 2014, Delaware City Products Pipeline filed a new tariff with the Federal Energy Regulatory Commission ("FERC") which will be the new basis of transportation revenues for the 15-year term of the tariff.
The Delaware City Truck Rack assets currently do not generate third-party or intra-entity revenue.

Earnings per Unit
During the periods presented, Delaware City Products Pipeline was a wholly-owned subsidiary of PBF Holding and Delaware City Truck Rack was wholly-owned by subsidiaries of PBF Holding. Accordingly, there is no calculation of earnings per unit.

Property, Plant and Equipment
Property, plant and equipment are recorded at cost. Delaware City Products Pipeline and Truck Rack capitalizes costs associated with the preliminary, pre-acquisition and development/construction stages of a major construction project. Delaware City Products Pipeline and Truck Rack capitalizes the interest cost associated with major construction projects based on the effective interest rate of total borrowings of PBF Holding. Maintenance and repairs are charged to operating expenses as they are incurred. Improvements and betterments, which extend the lives of the assets, are capitalized.
Delaware City Products Pipeline and Truck Rack's depreciable property, plant and equipment are comprised of pipeline, terminaling equipment and computer equipment which are depreciated using the straight-line method over estimated useful lives of 3-25 years.

Long Lived Assets
Property, plant and equipment and other long-lived assets are reviewed for impairment whenever events or changes in business circumstances indicate the net book values of the assets may not be recoverable. Impairment is evaluated by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their ultimate disposition. If such analysis indicates that the carrying value of the long-lived assets is not considered to be recoverable, the carrying value is reduced to the fair value.
Impairment assessments inherently involve judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Although management would utilize assumptions that it believes are reasonable, future events and changing market conditions may impact management’s assumptions, which could produce different results.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
NOTES TO COMBINED FINANCIAL STATEMENTS
(unaudited, in thousands, except barrel data)

Income Taxes
The operations of Delaware City Products Pipeline and Truck Rack are currently included in PBF LLC’s consolidated U.S. federal partnership income tax return. PBF LLC's operations are treated as a partnership for federal income tax purposes and for state income tax purposes for those states that follow the Federal income tax treatment of partnerships, with each partner being separately taxed on its share of the taxable income. As PBF LLC is a limited liability company treated as a “flow-through” entity for income tax purposes, there is no benefit or provision for federal or state income tax in the accompanying financial statements.
The PBF LLC U.S. federal and state tax returns for all years since its inception (March 1, 2008) are subject to examination by the respective tax authorities.
Asset Retirement Obligations
Delaware City Products Pipeline and Truck Rack records an asset retirement obligation at fair value for the estimated cost to retire a tangible long-lived asset at the time Delaware City Products Pipeline and Truck Rack incurs that liability, which is generally when the asset is purchased, constructed, or leased. Delaware City Products Pipeline and Truck Rack records the liability when it has a legal or contractual obligation to incur costs to retire the asset and when a reasonable estimate of the fair value of the liability can be made. If a reasonable estimate cannot be made at the time the liability is incurred, Delaware City Products Pipeline and Truck Rack will record the liability when sufficient information is available to estimate the liability’s fair value. Certain of the Delaware City Products Pipeline and Truck Rack’s asset retirement obligations are based on its legal obligation to perform remedial activity at PBF Holding's refinery sites when it permanently ceases operations of the long-lived assets. Delaware City Products Pipeline and Truck Rack therefore considers the settlement date of these obligations to be indeterminable. Accordingly, Delaware City Products Pipeline and Truck Rack cannot calculate an associated asset retirement liability for these obligations at this time. Delaware City Products Pipeline and Truck Rack will measure and recognize the fair value of these asset retirement obligations when the settlement date is determinable.
Environmental Matters
Liabilities for future remediation costs are recorded when environmental assessments and/or remedial efforts are probable and the costs can be reasonably estimated. Other than for assessments, the timing and magnitude of these accruals generally are based on the completion of investigations or other studies or a commitment to a formal plan of action. Environmental liabilities are based on best estimates of probable future costs using currently available technology and applying current regulations, as well as Delaware City Products Pipeline and Truck Rack’s own internal environmental policies. The measurement of environmental remediation liabilities may be discounted to reflect the time value of money if the aggregate amount and timing of cash payments of the liabilities are fixed or reliably determinable. The actual settlement of Delaware City Products Pipeline and Truck Rack’s liability for environmental matters could materially differ from its estimates due to a number of uncertainties such as the extent of contamination, changes in environmental laws and regulations, potential improvements in remediation technologies and the participation of other responsible parties.

Related Party Transactions
All of the related party transactions discussed below were settled immediately through net investment.
Delaware City Products Pipeline derived all of its revenue from PBF Holding for the three months ended March 31, 2015 and 2014, respectively.
Operating and maintenance expense in the statements of operations include affiliate costs totaling $55 and $60 for the three months ended March 31, 2015 and 2014, respectively. These expenses were incurred by subsidiaries of

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
NOTES TO COMBINED FINANCIAL STATEMENTS
(unaudited, in thousands, except barrel data)

PBF Holding to cover the estimated cost of providing operation and management services based on an estimate of the time devoted by PBF Holding employees to provide such services.
General and administrative expenses in the statements of operations include affiliate costs totaling $54 and $44 for the three months ended March 31, 2015 and 2014, respectively. These expenses were incurred by subsidiaries of PBF Holding to cover costs of corporate functions such as legal, accounting, treasury, human resources, engineering, information technology, insurance, administration, and other corporate services and include related stock-based compensation, retirement and pension benefit plan expenses. These allocations were based on an estimate of the time devoted by PBF employees to services provided to Delaware City Products Pipeline and Truck Rack.
In management’s estimation, the allocation methodologies used are reasonable and result in an appropriate allocation of Delaware City Products Pipeline and Truck Rack’s costs of doing business.
The employees supporting Delaware City Products Pipeline and Truck Rack operations are employees of PBF Holding and its subsidiaries. Their payroll costs are allocated to Delaware City Products Pipeline and Truck Rack by PBF Holding. PBF Holding carries employee-related liabilities in its financial statements, including the liabilities related to the employee pension, post retirement medical and life plans, stock-based compensation and other incentive compensation. There were no cost sharing arrangements in place during the three months ended March 31, 2015 and 2014 and the cost of the services allocated to Delaware City Products Pipeline and Truck Rack have been settled through net investment in these financial statements.
Immediately subsequent to the Effective Date of the Acquisition, PBFX entered into commercial arrangements and cost sharing arrangements with PBF Holding and its affiliates which are cash settled on a monthly basis.

Comprehensive Income (Loss)
Comprehensive income for the three months ended March 31, 2015 and 2014 was equivalent to net income.

3. PROPERTY, PLANT AND EQUIPMENT, NET
Property, plant and equipment, net consisted of the following:

	March 31, 2015	December 31, 2014

Land	$122	$122
Pipeline assets	17,250	17,250
Terminals and equipment	933	933
Construction in progress	538	518
	18,843	18,823
Less-Accumulated depreciation	(2,921)	(2,735)
	$15,922	$16,088

4. STOCK-BASED COMPENSATION
Certain employees of PBF Holding and its subsidiaries who support Delaware City Products Pipeline and Truck Rack’s operations have been granted awards of PBF Energy stock options or PBF LLC compensatory warrants or options under PBF Energy’s and PBF LLC’s stock-based compensation programs. The allocation of payroll-related expenses to Delaware City Products Pipeline and Truck Rack for services performed by employees of PBF Holding and its subsidiaries includes the employees’ stock-based compensation expense. Stock-based compensation expense included within general and administrative expenses for the three months ended March 31, 2015 and 2014 was de minimus.

DELAWARE CITY PRODUCTS PIPELINE AND TRUCK RACK
NOTES TO COMBINED FINANCIAL STATEMENTS
(unaudited, in thousands, except barrel data)

5. RETIREMENT AND PENSION PLANS
The employees of PBF Holding and its subsidiaries who support Delaware City Products Pipeline and Truck Rack’s operations participate in the retirement and pension benefit plans of PBF Holding. The allocation of payroll-related expenses to Delaware City Products Pipeline and Truck Rack for services performed by employees of PBF Holding and its subsidiaries includes the cost of such retirement and pension benefit plans. Retirement and pension benefit expense included within operating and maintenance expenses and general and administrative expenses for the three months ended March 31, 2015 and 2014 was de minimus.

6. COMMITMENTS AND CONTINGENCIES
Environmental Matters
Delaware City Products Pipeline and Truck Rack’s assets, along with PBFX's assets and PBF Holding’s refineries, are subject to extensive and frequently changing federal, state and local laws and regulations, including, but not limited to, those relating to the discharge of materials into the environment or that otherwise relate to the protection of the environment, waste management and the characteristics and the composition of fuels. Compliance with existing and anticipated laws and regulations can increase the overall cost of operating Delaware City Products Pipeline and Truck Rack’s assets, including remediation, operating costs and capital costs to construct, maintain and upgrade equipment and facilities.
In connection with PBF Holding’s acquisition of the DCR assets, the seller remains responsible for certain pre-acquisition environmental obligations up to $20,000 and the predecessor to the seller in ownership of the refinery retains other historical obligations. In connection with its acquisition of DCR assets and the Paulsboro refinery, PBF Holding and the seller purchased ten year, $75,000 environmental insurance policies to insure against unknown environmental liabilities at each site. PBF Holding provides indemnities to PBFX and has environmental obligations for the assets contributed to PBFX similar to the indemnities and obligations undertaken by the sellers of the assets to PBF Holding.